                                                                    EXHIBIT 99.1

                              CONSECO FINANCE CORP.

                   CERTIFICATE REGARDING REPURCHASED CONTRACTS


The undersigned certifies that she is Senior Vice President and Treasurer of Conseco Finance Corp., a Minnesota corporation (the "Company"), and that as such he is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated as of September 1, 1999 between the Company and U S Bank Trust National Association, as Trustee of Home Equity Loan Trust 2000-A (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The contracts on the attached schedule are to be repurchased by the Company on the date hereof pursuant to Sections 3.05 of the Agreement.

2. Upon deposit of the Repurchase Price for such Contracts, such Contracts may, pursuant to Section 8.06 of the Agreement, be assigned by the Trustee to the Company.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 10th day of January,2001.

                                          CONSECO FINANCE CORP.




                                          BY: /s/ Phyllis A. Knight
                                              -----------------------------
                                              Phyllis A. Knight
                                              Senior Vice President and
                                              Treasurer

                              CONSECO FINANCE CORP.

                        CERTIFICATE OF SERVICING OFFICER


The undersigned certifies that she is Senior Vice President and Treasurer of Conseco Finance Corp., a Minnesota corporation (the "Company"), and that as such he is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated as of September 1, 1999 between the Company and U S Bank Trust (N.A), as Trustee of Home Equity Loan Trust 2000-A (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from December 1, 2000 to December 31, 2000 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 10th day of January, 2001.

                                        CONSECO FINANCE CORP.




                                        BY: /s/ Phyllis A. Knight
                                            -------------------------------
                                            Phyllis A. Knight
                                            Senior Vice President and
                                            Treasurer

                                       CERTIFICATES FOR HOME EQUITY LOANS 2000-A
                                       MONTHLY REPORT              December 2000
                                                      Distribution Date: 1/16/01
                                                           CUSIP# 20846Q BU1 BV9
                                                                     BW7 BX5 BY3
                                                         Trust Account: 33380520

    1.   Amount Available (including Monthly Servicing Fee and including                                    $ 9,676,938.00
                                                                                                            --------------
         Prepayment Charges ($__________))

    2.   Formula Principal Distribution Amount:

         (a)  Scheduled Principal                                                      $  195,213.50
                                                                                       -------------
         (b)  Principal Prepayments                                                     6,947,931.76
                                                                                       -------------
         (c)  Substituted Loans                                                                 0.00
                                                                                       -------------
         (d)  Repurchases                                                                 166,497.35
                                                                                       -------------
         (e)  Previously undistributed (a)-(d) amounts                                          0.00
                                                                                       -------------
         (f)  Pre-Funded Group I ARM Amount, if any
              (Post-Funding Payment Date)                                                       0.00
                                                                                       -------------

                                                 Total Principal                                            $ 7,309,642.61
                                                                                                            --------------


    3.   Libor                                                                                                    6.71000%
                                                                                                            --------------

    4.   Available Funds Pass-Through Rate                                                                        6.71000%
                                                                                                            --------------

Class A Certificates
--------------------

         Interest

    5.   Aggregate Current Interest
         (a)  Class AV Pass-through Rate                                                    6.99000%
                                                                                            --------
              (a floating rate per annum equal to the lesser of (a) LIBOR plus .28%, or (b) the Available Funds Pass-Through Rate, but in no case more than 14.0%)

         (b)  Class AV-1 Interest                                                                           $ 1,321,836.74
                                                                                                            --------------

    6.   Amount applied to Unpaid Class AV Interest Shortfall                                               $         0.00
                                                                                                            --------------

    7.   Remaining Unpaid Class AV Interest Shortfall                                                       $         0.00
                                                                                                            --------------

                                       CERTIFICATES FOR HOME EQUITY LOANS 2000-A
                                       MONTHLY REPORT              December 2000
                                       PAGE 2
                                                      Distribution Date: 1/16/01
                                                           CUSIP# 20846Q BU1 BV9
                                                                     BW7 BX5 BY3
                                                         Trust Account: 33380520

Class MV-1 Certificates
-----------------------

    8.   Amount Available less all preceding distributions and less
         Prepayment Charges                                                                                 $ 8,355,101.26
                                                                                                            --------------

         Interest on Class MV-1 Adjusted Principal Balance

   09.   Class MV-1 Adjusted Principal Balance                                                              $17,250,000.00
                                                                                                            --------------

   10.   Current Interest
         (a)  Class MV-1 Pass-through Rate                                                  7.21000%
                                                                                            --------
              (a floating rate per annum equal to the lesser of (a) LIBOR plus .50%, or (b) the Available Funds Pass-Through Rate, but in no case more than 14.0%)

         (b)  Class MV-1 Interest                                                                           $   110,553.33
                                                                                                            --------------

   11.   Amount applied to Unpaid Class MV-1 Interest Shortfall                                             $         0.00
                                                                                                            --------------

   12.   Remaining Unpaid Class MV-1 Interest Shortfall                                                     $         0.00
                                                                                                            --------------

Class MV-2 Certificates
-----------------------

   13.   Amount Available less all preceding distributions and less
         Prepayment Charges                                                                                 $ 8,244,547.93
                                                                                                            --------------

         Interest on Class MV-2 Adjusted Principal Balance

   14.   Class MV-2 Adjusted Principal Balance                                                              $18,000,000.00
                                                                                                            --------------

   15.   Current Interest
         (a)  Class MV-2 Pass-through Rate                                                  7.66000%
                                                                                            --------
              (a floating rate equal to the Adjusted Weighted
              Average Loan Rate, but in no event greater than 95%)

         (b)  Class MV-2 Interest                                                                           $   122,560.00
                                                                                                            --------------

   16.   Amount applied to Unpaid Class MV-2 Interest Shortfall                                             $         0.00
                                                                                                            --------------

   17.   Remaining Unpaid Class MV-2 Interest Shortfall                                                     $         0.00
                                                                                                            --------------

                                       CERTIFICATES FOR HOME EQUITY LOANS 2000-A
                                       MONTHLY REPORT              December 2000
                                       PAGE 3
                                                      Distribution Date: 1/16/01
                                                           CUSIP# 20846Q BU1 BV9
                                                                     BW7 BX5 BY3
                                                         Trust Account: 33380520

Class BV-1 Certificates
-----------------------

   18.   Amount Available less all preceding distributions and less
         Prepayment Charges                                                                                 $8,121,987.93
                                                                                                            -------------

         Interest on Class BV-1 Adjusted Principal Balance

   19.   Class BV-1 Adjusted Principal Balance                                                              $9,300,000.00
                                                                                                            -------------

   20.   Current Interest
         (a)  Class BV-1 Pass-through Rate                                                  9.21000%
                                                                                            --------
              (a floating rate per annum equal to the lesser of (a) LIBOR plus 2.50%, or (b) the Available Funds Pass-Through Rate, but
              in no case more than 14.0%)

         (b)  Class BV-1 Interest                                                                           $   76,136.00
                                                                                                            -------------

   21.   Amount applied to Unpaid Class BV-1 Interest Shortfall                                             $        0.00
                                                                                                            -------------

   22.   Remaining Unpaid Class BV-1 Interest Shortfall                                                     $        0.00
                                                                                                            -------------

         Class P Certificates

   23.   Prepayment Charges                                                                                 $        0.00
                                                                                                            -------------
         (All prepayment premiums, penalties, and similar charges paid in connection with, and as a condition to, prepayment in part or in full of a Loan)

         Trigger Event

   24.   (a)  Average Sixty-Day Deliquency Ratio Test

                 (i)  Sixty-Day Delinquency Ratio for current Payment Date                                          1.89%
                                                                                                            -------------
                (ii)  Average Sixty-Day Delinquency Ratio Test (arithmetic average of ratios for this month and two preceding months
                      may not exceed 40% of the Senior Enhancement Percentage
                      for the Variable Rate Loans)                                                                  1.61%
                                                                                                            -------------
               (iii)  40.0% of the Senior Enhancement Percentage                                                    8.28%
                                                                                                            -------------
         (b)  Cumulative Realized Losses Test

                 (i)  Cumulative Realized Losses for current Payment Date                                   $        0.00
                                                                                                            -------------
                (ii)  Cumulative Realized Loss Ratio (Losses as a percentage of
                      Cut-off Date Principal Balances of Variable Rate Loans may
                      not exceed 4.20% from March 1, 2003 to February 29, 2004,
                      4.99% from March 1, 2004 to February 28, 2005, 5.25% from
                      March 1, 2005 to February 28, 2007, and 5.75% thereafter)                                     0.00%
                                                                                                            -------------

                                       CERTIFICATES FOR HOME EQUITY LOANS 2000-A
                                       MONTHLY REPORT              December 2000
                                       PAGE 4
                                                      Distribution Date: 1/16/01
                                                           CUSIP# 20846Q BU1 BV9
                                                                     BW7 BX5 BY3
                                                         Trust Account: 33380520

   25.   Senior Enhancement Percentage
         A fraction, expressed as a percentage obtained by dividing:                                           20.70220544%
                                                                                                            ---------------

                 (i)  the excess of
                      (A) the Pool Scheduled Principal Balance over (B) the
                      principal balance of the most senior class of certificates
                      outstanding,  by,                                                                     $ 55,540,357.39
                                                                                                            ---------------
                (ii)  the Pool Scheduled Principal Balance.                                                 $268,282,321.62
                                                                                                            ---------------

Class AV Certificates
---------------------

   26.   Amount Available less all preceding distributions                                                  $  8,045,851.93
                                                                                                            ---------------

         Principal

   27.   Class AV Principal Distribution:

         (a)  Class AV: Formula Principal Distribution Amount                                               $  7,309,642.61
                                                                                                            ---------------

   28.   Class AV Principal Balance                                                                         $205,432,321.62
                                                                                                            ---------------

   29.   Amount, if any, by which Class AV-1 Formula Principal Distribution
         Amount exceeds Class AV Principal Distibution Amount                                               $          0.00
                                                                                                            ---------------

Class MV-1 Certificates
-----------------------

   30.   Amount available less all preceding distributions                                                  $    736,209.32
                                                                                                            ---------------

         Principal

   31.   Class MV-1 Principal Distribution                                                                  $          0.00
                                                                                                            ---------------

   32.   Class MV-1 Principal Balance                                                                       $ 17,250,000.00
                                                                                                            ---------------

   33.   Amount, if any, by which Class MV-1 Formula Principal Distribution Amount
         exceeds Class MV-1 Principal Distibution Amount                                                    $          0.00
                                                                                                            ---------------

                                       CERTIFICATES FOR HOME EQUITY LOANS 2000-A
                                       MONTHLY REPORT              December 2000
                                       PAGE 5
                                                      Distribution Date: 1/16/01
                                                           CUSIP# 20846Q BU1 BV9
                                                                     BW7 BX5 BY3
                                                         Trust Account: 33380520

Class MV-2 Certificates
-----------------------

   34.   Amount available less all preceding distributions                                                  $   736,209.32
                                                                                                            --------------

         Principal

   35.   Class MV-2 Principal Distribution                                                                  $         0.00
                                                                                                            --------------

   36.   Class MV-2 Principal Balance                                                                       $18,000,000.00
                                                                                                            --------------

   37.   Amount, if any, by which Class MV-2 Formula Principal Distribution Amount
         exceeds Class MV-2 Principal Distibution Amount                                                    $         0.00
                                                                                                            --------------

Class BV-1 Certificates
-----------------------

   38.   Amount available less all preceding distributions                                                  $   736,209.32
                                                                                                            --------------

         Principal

   39.   Class BV-1 Principal Distribution                                                                  $         0.00
                                                                                                            --------------

   40.   Class BV-1 Principal Balance                                                                       $ 9,300,000.00
                                                                                                            --------------

   41.   Amount, if any, by which Class BV-1 Formula Principal Distribution Amount
         exceeds Class BV-1 Principal Distibution Amount                                                    $         0.00
                                                                                                            --------------

Class MV-1 Certificates
-----------------------

   42.   Amount Available less all preceding distributions                                                  $   736,209.32
                                                                                                            --------------

         Liquidation Loss Interest

   43.   Amount applied to Class MV-1 Liquidation Loss Interest Amount                                      $         0.00
                                                                                                            --------------

   44.   Class MV-1 Liquidation Loss Interest Shortfall                                                     $         0.00
                                                                                                            --------------

   45.   Amount applied to Unpaid Class MV-1 Liquidation Loss Interest Shortfall                            $         0.00
                                                                                                            --------------

   46.   Remaining Unpaid Class MV-1 Liquidation Loss Interest Shortfall                                    $         0.00
                                                                                                            --------------

                                       CERTIFICATES FOR HOME EQUITY LOANS 2000-A
                                       MONTHLY REPORT              December 2000
                                       PAGE 6
                                                      Distribution Date: 1/16/01
                                                           CUSIP# 20846Q BU1 BV9
                                                                     BW7 BX5 BY3
                                                         Trust Account: 33380520

Class MV-2 Certificates
-----------------------

   47.   Amount Available less all preceding distributions                                                  $  736,209.32
                                                                                                            -------------

         Liquidation Loss Interest

   48.   Amount applied to Class MV-2 Liquidation Loss Interest Amount                                      $        0.00
                                                                                                            -------------

   49.   Class MV-2 Liquidation Loss Interest Shortfall                                                     $        0.00
                                                                                                            -------------

   50.   Amount applied to Unpaid Class MV-2 Liquidation Loss Interest Shortfall                            $        0.00
                                                                                                            -------------

   51.   Remaining Unpaid Class MV-2 Liquidation Loss Interest Shortfall                                    $        0.00
                                                                                                            -------------

Class BV-1 Certificates
-----------------------

   52.   Amount Available less all preceding distributions                                                  $  736,209.32
                                                                                                            -------------

         Liquidation Loss Interest

   53.   Amount applied to Class BV-1 Liquidation Loss Interest Amount                                      $        0.00
                                                                                                            -------------

   54.   Class BV-1 Liquidation Loss Interest Shortfall                                                     $        0.00
                                                                                                            -------------

   55.   Amount applied to Unpaid Class BV-1 Liquidation Loss Interest Shortfall                            $        0.00
                                                                                                            -------------

   56.   Remaining Unpaid Class BV-1 Liquidation Loss Interest Shortfall                                    $        0.00
                                                                                                            -------------

Class BV-2 Certificates
-----------------------

   57.   Amount Available less all preceding distributions                                                  $  736,209.32
                                                                                                            -------------

         Interest

   58.   Current Interest

         (a)  Class BV-2 Pass-through Rate                                                  9.51000%
                                                                                            --------
              (floating rate per annum equal to the lesser of (a) LIBOR plus
              2.80% or (b) the Available Funds Pass-Through Rate, but in no
              event greater than 2.80%)

         (b)  Class BV-2 Interest                                                                           $  116,656.00
                                                                                                            -------------
   59.   Amount applied to Unpaid Class BV-2 Interest Shortfall                                             $        0.00
                                                                                                            -------------

   60.   Remaining Unpaid Class BV-2 Interest shortfall                                                     $        0.00
                                                                                                            -------------

                                       CERTIFICATES FOR HOME EQUITY LOANS 2000-A
                                       MONTHLY REPORT              December 2000
                                       PAGE 7
                                                      Distribution Date: 1/16/01
                                                           CUSIP# 20846Q BU1 BV9
                                                                     BW7 BX5 BY3
                                                         Trust Account: 33380520

         Principal

   61.   Class BV-2 Principal Distribution                                                                  $          0.00
                                                                                                            ---------------

   62.   Amount, if any, by which Class BV-2 Formula Distribution Amount plus
         Class BV-2 Liquidation Loss Principal Amount exceeds Class B-2
         Distribution Amount                                                                                $          0.00
                                                                                                            ---------------

   63.   Class BV-2 Guaranty Payment                                                                        $          0.00
                                                                                                            ---------------

   64.   Class BV-2 Principal Balance                                                                       $ 13,800,000.00
                                                                                                            ---------------

Class AV-1 Certificates
-----------------------

   65.   Amount Available less all preceding distributions                                                  $    619,553.32
                                                                                                            ---------------

         Available Funds Cap Carryover Amount

   66.   (a)  Class AV-1 Available Funds Cap Carryover Amount                                               $          0.00
                                                                                                            ---------------
         (b)  Amount applied to Class AV-1 Available Funds Cap Carryover Amount                             $          0.00
                                                                                                            ---------------
         (c)  Class AV-1 Available Funds Cap Carryover Amount remaining unpaid                              $          0.00
                                                                                                            ---------------

Class MV-1 Certificates
-----------------------

   67.   Amount Available less all preceding distributions                                                  $    619,553.32
                                                                                                            ---------------

         Available Funds Cap Carryover Amount

   68.   (a)  Class MV-1 Available Funds Cap Carryover Amount                                               $          0.00
                                                                                                            ---------------
         (b)  Amount applied to Class MV-1 Available Funds Cap Carryover Amount                             $          0.00
                                                                                                            ---------------
         (c)  Class MV-1 Available Funds Cap Carryover Amount remaining unpaid                              $          0.00
                                                                                                            ---------------

Class MV-2 Certificates
-----------------------

   69.   Amount Available less all preceding distributions                                                  $    619,553.32
                                                                                                            ---------------

         Available Funds Cap Carryover Amount

   70.   (a)  Class MV-2 Available Funds Cap Carryover Amount                                               $          0.00
                                                                                                            ---------------
         (b)  Amount applied to Class MV-2 Available Funds Cap Carryover Amount                             $          0.00
                                                                                                            ---------------
         (c)  Class MV-2 Available Funds Cap Carryover Amount remaining unpaid                              $          0.00
                                                                                                            ---------------

                                       CERTIFICATES FOR HOME EQUITY LOANS 2000-A
                                       MONTHLY REPORT              December 2000
                                       PAGE 8
                                                      Distribution Date: 1/16/01
                                                           CUSIP# 20846Q BU1 BV9
                                                                     BW7 BX5 BY3
                                                         Trust Account: 33380520

Class BV-1 Certificates
-----------------------

   71.   Amount Available less all preceding distributions                                                  $    619,553.32
                                                                                                            ---------------

         Available Funds Cap Carryover Amount

   72.   (a)  Class BV-1 Available Funds Cap Carryover Amount                                               $          0.00
                                                                                                            ---------------
         (b)  Amount applied to Class BV-1 Available Funds Cap Carryover Amount                             $          0.00
                                                                                                            ---------------
         (c)  Class BV-1 Available Funds Cap Carryover Amount remaining unpaid                              $          0.00
                                                                                                            ---------------

         Servicer

   73.   (a)  Monthly Servicing Fee (if Originator or affiliate is Servicer)  .5%                           $    114,829.99
                                                                                                            ---------------
         (b)  Reimbursement for unreimbursed Advances                                                       $          0.00
                                                                                                            ---------------

Class A, Class M, and Class B Certificates
------------------------------------------

   74.   Pool Scheduled Principal Balance                                                                   $268,282,321.62
                                                                                                            ---------------

         Pool Certificate Balance                                                                           $263,782,321.62
                                                                                                            ---------------

   75.   Pool Factors

         (a)  Class AV Pool Factor                                                                                .86625478
                                                                                                            ---------------
         (b)  Class MV-1 Pool Factor                                                                             1.00000000
                                                                                                            ---------------
         (c)  Class MV-2 Pool Factor                                                                             1.00000000
                                                                                                            ---------------
         (d)  Class BV-1 Pool Factor                                                                             1.00000000
                                                                                                            ---------------
         (e)  Class BV-2 Pool Factor                                                                             1.00000000
                                                                                                            ---------------

   76.   Loans Delinquent:

         (a)  31-59 days                                4,526,397.69          46
                                                 -------------------      ----------
         (b)  60-89 days                                  858,672.42          11
                                                 -------------------      ----------
         (c)  90 or more days                             240,339.20           3
                                                 -------------------      ----------


   77.   Principal Balance of Defaulted Loans                                                               $  3,978,652.63
                                                                                                            ---------------


                                       CERTIFICATES FOR HOME EQUITY LOANS 2000-A
                                       MONTHLY REPORT              December 2000
                                       PAGE 9
                                                      Distribution Date: 1/16/01
                                                           CUSIP# 20846Q BU1 BV9
                                                                     BW7 BX5 BY3
                                                         Trust Account: 33380520

   78.   Number of Liquidated Loans and Net Liquidated Loss
                                                                                       #      0             $        0.00
                                                                                       -------------        -------------

   79.   Number of Loans Remaining                                                                               2,241
                                                                                                            -------------

   80.   Pre-Funded                                                                                         $        0.00
                                                                                                            -------------

   81.   Reimbursement of Class C Certificateholder expenses                                                $        0.00
                                                                                                            -------------

Guarantor
---------

   82.   Class B-2 Guaranty Fee                                                                             $  504,723.33
                                                                                                            -------------

Class P Certificates
--------------------

   83.   Class P Principal Distribution                                                                     $        0.00
                                                                                                            -------------

   84.   Class P Principal Balance                                                                          $      100.00
                                                                                                            -------------

Class C Master Certificates
---------------------------

   85.   Class C Master Distribution Amount                                                                 $        0.00
                                                                                                            -------------

Please contact the Bondholder Relations Department of U.S. Bank Trust National Association at (612) 224-0444 with any questions regarding this Statement or your Distribution.